Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 24, 2020
to the

RBUS	NATIONWIDE RISK-BASED U.S. EQUITY ETF
RBIN	NATIONWIDE RISK-BASED INTERNATIONAL EQUITY ETF
MXDU	NATIONWIDE MAXIMUM DIVERSIFICATION U.S. CORE EQUITY ETF
MXDE	NATIONWIDE MAXIMUM DIVERSIFICATION EMERGING MARKETS CORE EQUITY ETF
MXDI	NATIONWIDE MAXIMUM DIVERSIFICATION INTERNATIONAL CORE EQUITY ETF
(collectively, the “Equity Funds”) Prospectus and Statement of Additional Information (“SAI”), each dated December 20, 2019

and

NUSI	NATIONWIDE RISK-MANAGED INCOME ETF
(the “Income Fund”) Prospectus and SAI, each dated December 19, 2019

The following supplements the “Equity Market Risk” in the “Additional Information About the Funds — Principal Investment Risks” section on page 33 of the Equity Funds’ Prospectus, the “Equity Market Risk” in the “Additional Information About the Fund’s Principal Risks” section on page 10 of the Income Fund’s Prospectus, and the “Additional Information About Investment Objectives, Policies, and Related Risks” section on page 2 of each of the Equity Funds’ SAI and Income Fund’s SAI:
Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could result in disruptions in the trading markets, increased premiums or discounts to the Fund’s NAV, and adverse effects on Fund performance.

The following supplements the first paragraph of the “Additional Information About the Indexes” section on page 30 of the Equity Funds’ Prospectus:
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index at its sole discretion.

Please retain this Supplement with each Prospectus and SAI for future reference.